SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
             Securities Exchange Act of 1934 (Amendment No.        )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
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                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
--------------------------------------------------------------------------------
                          Eaton Vance Municipals Trust

                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[X]  No fee required.
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(1)  Title of each class of securities to which transaction applies:
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(2)  Aggregate number of securities to which transaction applies:
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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is
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[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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
                      EATON VANCE NATIONAL MUNICIPALS FUND
                            The Eaton Vance Building
                                255 State Street
                           Boston, Massachusetts 02109


                                                                   April 8, 2003



Dear Shareholder:

     We cordially invite you to attend a Special Meeting of Shareholders of Eaton Vance National Municipals Fund (the "Fund"), a series of Eaton Vance Municipals Trust (the "Trust"), on Friday, June 6, 2003 to consider two Proposals. We ask you to read the enclosed information carefully and to submit your vote promptly.

     In the proxy statement that follows this letter, the current Trustees are asking shareholders to elect a slate of Trustees that includes all of the existing Trustees (except for one who is retiring) and one new Trustee. The existing Trustees serve on the Boards of multiple Eaton Vance funds. If the entire slate is elected, at least two-thirds of the Board will continue to be composed of Trustees who are independent of Fund management. The Trustees are also asking Fund shareholders to modernize the Fund's fundamental investment restrictions by eliminating those restrictions that are either not required to be fundamental or not required at all, and amending certain other restrictions to conform them to those used by other Eaton Vance funds in order to facilitate Eaton Vance Management's compliance program.

     We realize that most shareholders will not be able to attend the meeting and vote their shares in person. However, the Fund does need your vote. You can vote by mail, telephone, or over the Internet, as explained in the enclosed material. If you later decide to attend the meeting, you may revoke your proxy and vote your shares in person. BY VOTING PROMPTLY, YOU CAN HELP THE FUND AVOID THE EXPENSE OF ADDITIONAL MAILINGS.

     If you would like additional information concerning either proposal, please call one of our service representatives at 1-866-387-2378. Your participation in this vote is extremely important.

                                        Sincerely,

                                        /s/ James B. Hawkes

                                        James B. Hawkes
                                        President and Chief Executive Officer
                                        Eaton Vance Management

        YOUR VOTE IS IMPORTANT - PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE URGED TO SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE OR VOTE BY TELEPHONE OR OVER THE INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. YOUR VOTE IS IMPORTANT WHETHER YOU OWN A FEW SHARES OR MANY SHARES.

                      EATON VANCE NATIONAL MUNICIPALS FUND
                            The Eaton Vance Building
                                255 State Street
                           Boston, Massachusetts 02109

                    Notice of Special Meeting of Shareholders
                             to be Held June 6, 2003


     A Special Meeting of Shareholders of Eaton Vance National Municipals Fund will be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, June 6, 2003 at 1:30 P.M. (Eastern Standard Time), for the following purposes:

 1.  To consider and act upon a proposal to elect Trustees.

 2. To consider and act upon a proposal to eliminate or amend certain fundamental investment restrictions (as set forth in Exhibit A to the accompanying Proxy Statement).

 3. To consider and act upon any other matters which may properly come before the meeting and any adjourned session thereof.

     These proposals are discussed in greater detail in the following pages.

     The meeting is called pursuant to the By-Laws of the Fund. The Board of Trustees of the Fund has fixed the close of business on April 8, 2003 as the record date for the determination of the shareholders of the Fund entitled to notice of and to vote at the meeting and any adjournments thereof.

                                        By Order of the Board of Trustees

                                        /s/ Alan R. Dynner

                                        Alan R. Dynner
                                        Secretary

April 8, 2003
Boston, Massachusetts

                                    IMPORTANT

Shareholders can help the Board of Trustees avoid the necessity and additional expense to the Fund of further solicitations to obtain a quorum by promptly returning the enclosed proxy or voting by telehpone or over the Internet. The enclosed addressed envelope requires no postage if mailed in the United States and is intended for your convenience.

                      EATON VANCE NATIONAL MUNICIPALS FUND
                            The Eaton Vance Building
                                255 State Street
                           Boston, Massachusetts 02109


                                 PROXY STATEMENT

     A proxy is enclosed with the foregoing Notice of a Special Meeting of the Fund to be held June 6, 2003 at The Eaton Vance Building, 255 State Street, Boston, MA 02109, for the benefit of shareholders who wish to vote, but do not expect to be present at the meeting. Shareholders may also vote by telephone or over the Internet. The proxy is solicited on behalf of the Board of Trustees. A written proxy is revocable by the person giving it prior to exercise by a signed writing filed with the Fund's proxy tabulator, Management Information Services, an ADP Company, P.O. Box 9123, Hingham, MA 02043-9123, or by executing and delivering a later dated proxy, or by attending the meeting and voting the shares in person. Proxies voted by telephone or over the Internet may be revoked at any time in the same manner that proxies voted by mail may be revoked. Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named as attorneys, or any of them, to vote in favor of each matter. This proxy material is initially being mailed to shareholders on or about April 8, 2003. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile or electronic means.

     The Trustees have fixed the close of business on April 8, 2003 as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournments thereof. Shareholders at the close of business on the record date will be entitled to one vote for each share held. As of February 28, 2003, there were 195,451,242 shares of beneficial interest of the Fund consisting of Class A, B, C and Institutional shares.

     The persons who held of record more than 5% of the outstanding shares of each class of the Fund as of February 28, 2003 are set forth in Exhibit B. To the knowledge of the Fund no other person owns (of record or beneficially) 5% or more of the outstanding shares of a class of the Fund. The Trustees, nominee for Trustee and executive officers of the Trust as a group own beneficially less than 1% of the outstanding shares of the Fund, except as indicated on Exhibit B. Shareholders of all classes of shares of the Fund will vote jointly on each proposal.

     The Trustees know of no business other than the business mentioned in Proposals 1 and 2 of the Notice of Meeting that will be presented for consideration. If any other matters are properly presented, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment on such matters.

     THE FUND WILL FURNISH WITHOUT CHARGE A COPY OF THE FUND'S MOST RECENT ANNUAL REPORT AND ITS SEMI-ANNUAL REPORT TO ANY SHAREHOLDER UPON REQUEST. SHAREHOLDERS DESIRING TO OBTAIN A COPY OF SUCH REPORT SHOULD WRITE TO THE FUND C/O EATON VANCE MANAGEMENT, THE EATON VANCE BUILDING, 255 STATE STREET, BOSTON, MA 02109, ATTN: PROXY COORDINATOR, OR CALL 1-866-387-2378.

                        PROPOSAL 1. ELECTION OF TRUSTEES

     The Fund is in the master-feeder structure and invests its assets in a corresponding portfolio named National Municipals Portfolio (the "Portfolio"). The Boards of Trustees of the Trust and the Portfolio have proposed that the slate of persons listed in the table set forth below be elected as Trustees of the Trust and the Portfolio, respectively. Each person currently serves as a Trustee for multiple funds in the Eaton Vance Group of Funds, except for Mr.

Park who is a nominee for election to the Board. If elected, Mr. Park will replace Mr. Treynor, a current Trustee who is retiring pursuant to the Trust's mandatory retirement policy and who is not proposed for election. Other than the nomination of Mr. Park and the retirement of Mr. Treynor, the slate of nominees for the Board consists of persons currently serving as Trustees on the Board.

Trustee Nominations

     The nominees for Trustee and their principal occupations for at least the last five years are set forth in the table below. Unless otherwise indicated, the positions listed under "Position(s) Held with the Trust and/or Portfolio" are held with both the Trust and Portfolio. Each Trustee holds office until his or her successor is elected and qualified. Information about Trust and Portfolio officers appears below under "Additional Information".

Interested Trustees

     James B. Hawkes is an "interested person" as defined in the Investment Company Act of 1940 (the "1940 Act") by reason of his affiliations with the Fund; Eaton Vance Management ("EVM" or "Eaton Vance"); Boston Management and Research ("BMR"), a wholly-owned subsidiary of EVM; and Eaton Vance Distributors, Inc. ("EVD"), a wholly-owned subsidiary of EVM. EVM, BMR and EVD are indirect wholly-owned subsidiaries of Eaton Vance Corp. ("EVC"), a publicly traded holding company. EVC and Eaton Vance Inc. ("EV") are the corporate parent and trustee, respectfully, of Eaton Vance and BMR. (EVM, EVD, EVC, BMR and their affiliates are sometimes referred to collectively as the "Eaton Vance Organization".)

     Jessica M. Bibliowicz is an "interested person" because of her affiliation with a brokerage firm that is and has been a dealer in shares of the Fund and of other Funds for which EVM or BMR acts as investment adviser or for which EVD serves as principal underwriter.

                                                                                                  Number of
                                                                                                 Portfolios in
                                                                                                 Fund Complex         Other
                            Position(s)       Term of                                            Overseen by      Directorships
                           Held with the   Office(2) and                                          Trustee or      Held by Trustee
Name, Address              Trust and/or      Length of     Principal Occupation(s) During        Nominee for      or Nominee for
and Age(1)                   Portfolio      Time Served            Past Five Years                Trustee(3)         Trustee
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

Jessica M. Bibliowicz      Trustee         Since 1998      President and Chief Executive             191          None
DOB: 11/28/59                                              Officer of National Financial
                                                           Partners (financial services
                                                           company) (since April 1999).
                                                           President and Chief Operating
                                                           Officer of John A. Levin & Co.
                                                           (registered investment adviser)
                                                           (July 1997 to April 1999) and a
                                                           Director of Baker, Fentress &
                                                           Company, which owns John A. Levin
                                                           & Co. (July 1997 to April 1999).


James B. Hawkes            Trustee and     Trustee and     Chairman, President and Chief             191          Director of EVC
DOB: 11/9/41               Vice President  Vice            Executive Officer of BMR, Eaton
                                           President of    Vance, EVC and EV; Vice President
                                           the Trust       of EVD.  Trustee and/or officer of
                                           since 1985;     191 registered investment
                                           Trustee of      companies in the Eaton Vance Group
                                           the Portfolio   of Funds.
                                           since 1992
                                           and Vice
                                           President of
                                           the Portfolio
                                           since 1993


                                                                                                  Number of
                                                                                                 Portfolios in
                                                                                                 Fund Complex         Other
                            Position(s)       Term of                                            Overseen by      Directorships
                           Held with the   Office(2) and                                          Trustee or      Held by Trustee
Name, Address              Trust and/or      Length of     Principal Occupation(s) During        Nominee for      or Nominee for
and Age(1)                   Portfolio      Time Served            Past Five Years                Trustee(3)         Trustee
------------------------------------------------------------------------------------------------------------------------------------
Noninterested Trustees

Donald R. Dwight           Trustee         Trustee of     President of Dwight Partners, Inc. (a      191          Trustee/Director
DOB: 3/26/31                               the Trust      corporate relations and communications                  of the Royce Funds
                                           since 1986;    company).                                               (mutual funds)
                                           of the                                                                 consisting of 17
                                           Portfolio                                                              portfolios
                                           since 1992

Samuel L. Hayes, III       Trustee         Trustee of     Jacob H. Schiff Professor of Investment    191          Director of
DOB: 2/23/35                               the Trust      Banking Emeritus, Harvard University                    Tiffany & Co.
                                           since 1986;    Graduate School of Business                             (specialty
                                           of the         Administration.                                         retailer) and
                                           Portfolio                                                              Telect, Inc.
                                           since 1992                                                             (telecommunication
                                                                                                                  services company)

William H. Park            Current Nominee   - - -        President and Chief Executive Officer,     191          None
DOB: 9/19/47               for Trustee                    Prizm Capital Management, LLC
                                                          (investment management firm) (since
                                                          2002). Executive Vice President and
                                                          Chief Financial Officer, United Asset
                                                          Management Corporation (a holding
                                                          company owning institutional investment
                                                          management firms) (1982 - 2001).

Norton H. Reamer           Trustee         Trustee of     President, Unicorn Corporation (an         191          None
DOB: 9/21/35                               the Trust      investment and financial advisory
                                           since 1985;    services company) (since September
                                           of the         2000).  Chairman, Hellman, Jordan
                                           Portfolio      Management Co., Inc. (an investment
                                           since 1992     management company) (since November
                                                          2000).  Advisory Director of Berkshire
                                                          Capital Corporation (investment banking
                                                          firm) (since June 2002).  Formerly
                                                          Chairman of the Board, United Asset
                                                          Management Corporation and Chairman,
                                                          President and Director, UAM Funds
                                                          (mutual funds).

Lynn A. Stout              Trustee         Since 1998     Professor of Law, University of            191          None
DOB: 9/14/57                                              California at Los Angeles School of Law
                                                          (since July 2001).  Formerly, Professor
                                                          of Law, Georgetown University Law
                                                          Center.

(1) The business address of each Trustee is The Eaton Vance Building, 255 State Street, Boston, MA 02109.
(2) As noted under "Trustee Nominations," each Trustee holds office until his or her successor is elected and qualified.
(3)  Includes both master and feeder funds in master-feeder structure.

     The following table shows the dollar range of equity securities beneficially owned by each Trustee and nominee for Trustee in the Fund and in all Eaton Vance Funds overseen by the Trustee as of February 28, 2003. Interests in the Portfolio are currently offered only to certain institutional investors and cannot be purchased by Trustees. The valuation date for the shares owned by Trustees is February 28, 2003.

                                                               Aggregate Dollar Range of Equity
                                                              Securities Owned in All Registered
                              Dollar Range in Equity           Funds Overseen by Trustee in the
   Name of Trustee         Securities Owned in the Fund             Eaton Vance Fund Complex
   ---------------         ----------------------------             ------------------------
INTERESTED TRUSTEES
  Jessica M. Bibliowicz               None                             $10,001 - $50,000
  James B. Hawkes                     None                               over $100,000
NONINTERESTED TRUSTEES
  Donald R. Dwight                $1 - $10,000                           over $100,000*
  Samuel L. Hayes, III                None                               over $100,000
  William H. Park                     None                             $50,001 - $100,000
  Norton H. Reamer             $10,001 - $50,000                          over $100,000
  Lynn A. Stout                       None                             $10,001 - $50,000*

* Figures include shares which may be deemed to be beneficially owned through a Trustee Deferred Compensation Plan.

     Unless authority to vote for election of one or more of the nominees is specifically withheld by executing the proxy in the manner stated thereon, it is the present intention that the enclosed proxy will be used for the purpose of voting in favor of the election of all nominees as Trustees as described above to hold office in accordance with the By-Laws. Each Trustee nominee has consented to stand for election and to serve as a Trustee if elected. If any nominee should be unable to serve, an event not now anticipated, the discretionary power given in the proxy may be used to vote for a substitute nominee as designated by the Board of Trustees to replace such person (unless authority to vote for election of all nominees is specifically withheld by executing the proxy in the manner stated thereon).

Board Meetings and Committees

     During the calendar year ended December 31, 2002, the Trustees met nine times, the Special Committee met four times, the Audit Committee met once and the Nominating Committee met seven times. Each Trustee currently serving on the Board attended at least 75% of such Board and committee meetings on which he or she serves. The Portfolio has the same Trustee committee and compensation structure and committee composition as the Trust.

     The Nominating, Audit and Special Committees of the Board of Trustees are each comprised of Trustees who are not "interested persons" as that term is defined under the 1940 Act.

     Messrs. Treynor (Chairman), Dwight, Hayes, Reamer and Ms. Stout currently serve on the Nominating Committee for the Trust. The purpose of the Nominating Committee is to recommend to the Board nominees for the position of noninterested Trustee and to assure that at least a majority of the Board of Trustees is independent of Eaton Vance and its affiliates. The Trustees will, when a vacancy exists or is anticipated, consider any nominee for Trustee recommended by a shareholder if such recommendation is submitted to the Board in writing and contains sufficient background information concerning the individual to enable a proper judgment to be made as to such individual's qualifications.

     Messrs. Treynor (Chairman), Dwight, Hayes and Reamer are members of the Audit Committee of the Board of Trustees for the Trust. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls of the Fund and certain service providers.

     Messrs. Hayes (Chairman), Dwight, Reamer and Ms. Stout are members of the Special Committee of the Board of Trustees for the Trust. The purpose of the Special Committee is to consider, evaluate and make recommendations to the full Board of Trustees concerning (i) all contractual arrangements with service providers to the Fund, including investment advisory, administrative, transfer agency, custodial and/or fund accounting and distribution services, and (ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with the Fund or its shareholders.

Remuneration of Trustees

     Trustees of the Portfolio who are not affiliated with EVM or BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (a "Trustees' Plan"). Under each Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by the Portfolio in the shares of one or more funds in the Eaton Vance Group of Funds, and the amount paid to the Trustees under each Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with each Trustees' Plan will have a negligible effect on the Portfolio's assets, liabilities, and net income per share, and will not obligate the Portfolio to retain the services of any Trustee or obligate the Portfolio to pay any particular level of compensation to the Trustee. Neither the Trust nor the Portfolio has a retirement plan for Trustees. The fees and expenses of those Trustees who are not members of the Eaton Vance Organization are paid by the Trust. The compensation earned by the Trustees who are not members of the Eaton Vance Organization in their capacities as Trustees of the Trust as of September 30, 2002 (the Fund's most recent fiscal year end), and the compensation earned in their capacities as Trustees of the funds in the Eaton Vance fund complex for the year ended December 31, 2002, is set forth in the following table.

   Source of          Jessica M.       Donald R.        Samuel L.      Norton H.       Lynn A.
 Compensation         Bibliowicz        Dwight         Hayes, III       Reamer          Stout
 ------------         ----------        ------         ----------       ------          -----
    Trust(2)           $ 11,096       $  9,234         $  10,522      $  9,194       $ 10,152
   Portfolio              5,594          5,148             5,762         5,095          5,491
Complex Total(1)        160,000        162,500(3)        180,000       160,000        160,000(4)

(1) As of February 28, 2003, the Eaton Vance fund complex consisted of 192 registered investment companies or series thereof.
(2)  The Trust consisted of 28 Funds as of September 30, 2002.
(3)  Includes $60,000 of deferred compensation.
(4)  Includes $16,000 of deferred compensation.

Election of Portfolio Trustees

     As noted above, each nominee for Trustee of the Trust has been nominated to serve as a Trustee of the Portfolio. When voting on a parallel proposal to elect Trustees of the Portfolio, the Fund will vote its interest in the Portfolio for or against a nominee in the same proportion as the instructions received in this Proposal to vote for or against that nominee. Based on the current net assets of the Fund and the Portfolio, the Fund owns in excess of 95% of the interest in the Portfolio.

Voting at the Meeting

     Unless authority to vote for election of one or more nominees is specifically withheld by executing the proxy in the manner stated thereon, it is the present intention that the enclosed proxy will be used for the purpose of authorizing the Fund to vote in favor of the election of the nominees set forth in Proposal 1 to be Trustees of the Trust and Portfolio, to hold office until their successors are elected and qualified.

Vote Required to Approve Proposal 1

     The Trust's Board of Trustees shall be elected by a plurality of the shares of the entire Trust voted in person or by proxy. Election of Trustees is non-cumulative.

The Board of Trustees recommends that the Shareholders of the Fund vote to elect each Nominee as a Trustee of the Trust.

                     PROPOSAL 2. ELIMINATION OR AMENDMENT OF
                     CERTAIN FUNDAMENTAL INVESTMENT POLICIES

     The 1940 Act requires a registered investment company like the Fund to have certain specific investment policies that can be changed only by a shareholder vote. Investment companies may also elect to designate other policies that may be changed only by a shareholder vote. Both types of policies are often referred to as "fundamental" policies. (In this proxy statement, the word "restriction" is sometimes used to describe a policy.) Some fundamental policies were adopted in the past by the Fund to reflect certain regulatory, business or industry conditions which are no longer in effect. Accordingly, the Trustees authorized a review of the Fund's fundamental policies to simplify and modernize those policies which are required to be fundamental, and to eliminate as fundamental any policies which are not required to be fundamental under current law, the positions of the staff of the Securities and Exchange Commission or otherwise. In particular, the National Securities Markets Improvement Act of 1996 permitted investment companies to eliminate investment restrictions formerly imposed by state securities ("Blue Sky") regulations. Shareholders of numerous other funds advised by EVM or BMR have approved similar revisions to their fundamental policies, and if these proposed revisions are approved then the uniformity of such policies would serve to facilitate Eaton Vance's compliance efforts.

     The Trustees also are proposing to adopt a new fundamental restriction (Restriction (15)) in order to clarify the Fund's authority to invest its assets in another open-end investment company that has the same objective, policies and restrictions as the Fund. Because the substance of proposed Restriction (15) is included in several of the Fund's existing restrictions, adopting a single restriction simplifies the Fund's other restrictions. Restriction (15) will permit the Fund to invest in one or more open-end investment companies that collectively have the same investment objective, policies and restrictions as the Fund. Under the existing restrictions, the Fund can only invest in one other investment company. The Fund currently invests all of its assets in the Portfolio. It has no current intention to invest its assets in any other investment companies.

     The proposed changes to the Fund's fundamental policies are discussed in detail below. Please refer to the statement of the Fund's restrictions set forth in Exhibit A, which is marked to show the changes to each restriction that would result if this Proposal is approved. Whenever an investment restriction states a maximum percentage of assets that may be invested in any security or other asset, such percentage limitation is determined immediately after and as a result of an acquisition by the Fund of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances does not compel the Fund to dispose of such security or other asset.

     By reducing to a minimum those policies which can be changed only by shareholder vote, the Fund would be able to avoid the costs and delay associated with a future shareholder meeting and the Trustees believe that the ability to manage the Fund's portfolio in a changing regulatory or investment environment will be enhanced. Accordingly, investment management opportunities will be increased. The references to the Fund's investment restrictions correspond to the numbered paragraphs in Exhibit A. If this Proposal is approved, the restrictions may be reordered. The proposed changes will not affect current management of the Fund's portfolio.

Elimination of Certain Restrictions

     The Trustees propose to delete Restrictions (3) through (6), (10) and (12) through (14) because such restrictions are not required to be fundamental policies under the 1940 Act and/or the practices referred to in the restrictions are otherwise governed by the 1940 Act.

     Restriction (3) concerning short sales prohibits the Fund from engaging in such transactions unless they are "against the box." In a short sale, the Fund would sell a borrowed security with a corresponding obligation to return the same security. This restriction is not required to be fundamental. The Fund has a non-fundamental policy limiting short sales that is similar to Restriction (3) except that it allows the Fund to hold cash or other liquid securities in a segregated account as collateral for a short sale. In a short sale against-the-box, the Fund owns (or has the right to acquire) the security subject to the short sale. By covering a short sale with segregated assets, the Fund may be required to increase the amount of segregated assets if the value of the security sold short increases.

     Restriction (4) relates to the Fund's issuer diversification. The substance of this restriction (modified to apply to 75% of the Fund's total assets rather than all of the Fund's assets) has been incorporated into Restriction (1) described below under "Amendment of Certain Restrictions."

     Restriction (5) concerning investment in other investment companies prohibits the Fund from investing in securities of other investment companies. Investment in other investment companies is regulated by the 1940 Act and this restriction does not contain all of the provisions of the 1940 Act regarding such investments.

     Restriction (6) limits transactions by the Fund in securities of issuers that have directors, trustees or officers in common with the Trust. Restriction
(13) concerning transactions with affiliates generally prohibits the Fund from buying or selling securities from the Trust's officers or Trustees or other affiliates. The 1940 Act's provisions on affiliated transactions govern such transactions and EVM maintains a code of ethics to monitor transactions affecting the Fund. As such, these restrictions are not required.

     Restriction (10) prohibits the Fund from investing for the purpose of exercising control or management of other companies. Restriction (14) concerns purchasing oil, gas or other mineral leases. These restrictions are being deleted because they were formerly required by "Blue Sky" laws and are not otherwise required to be fundamental policies.

     Restriction (12) concerns investing in physical commodities. The substance of this restriction has been incorporated into Restriction (11) described below under "Amendment of Certain Restrictions."

Amendment of Certain Restrictions

     The Trustees propose to amend the following fundamental restrictions.

     Restriction (1) concerns issuer diversification. Under the existing restriction, the Fund may not purchase a security (other than certain U.S. Government securities) if the purchase would cause more than 5% of its total assets to be invested in the securities of a single issuer. This restriction has been amended to reflect the diversification requirements imposed by the 1940 Act, which require diversification with respect to only 75% of the Fund's total assets. The amended restriction would provide the Fund with more investment flexibility because the Fund could (with respect to 25% of its total assets) invest in excess of 5% of its assets in a single issuer or own in excess of 10% of an issuer's voting securities. To the extent the Fund invests a greater percentage of its assets in a single issuer, it would be more susceptible to adverse occurrences affecting that issuer.

     While substantively unchanged, Restriction (2) concerning purchases on margin and Restriction (7) concerning underwriting securities and participation in joint trading accounts have been amended to describe more simply the prohibitions contained therein. In addition, Restriction (7) has been amended to eliminate the prohibition on participation in joint trading accounts and the Fund would be permitted to participate in such an account (to invest cash balances, for example) consistent with applicable law.

     Restriction (8) concerning lending has been amended to reflect current regulatory restraints and conform the restriction to the lending policy of other Eaton Vance funds. As amended, this restriction would permit the Fund to lend cash consistent with applicable law.

     Restriction (9) concerning borrowing has been revised to permit borrowing and the issuance of senior securities consistent with the 1940 Act. The positions of staff of the Securities and Exchange Commission on borrowings and senior securities have evolved over the years with the development of new investment strategies, such as reverse repurchase agreements and futures transactions. The Fund would like the ability to consider use of new investment techniques consistent with the 1940 Act as interpretations of the 1940 Act are further developed.

     Restriction (11) currently prohibits certain real estate investments. The restriction has been amended to include a prohibition on transactions in commodities or commodities contracts for the purchase or sale of physical commodities (presently contained in Restriction (12)).

Changes to the portfolio's Fundamental Restrictions

     When voting on a parallel proposal to eliminate or amend a fundamental investment restriction of the Portfolio, the Fund will vote its interest in the Portfolio for or against such proposal proportionately to the instructions to vote for or against such elimination or amendment in this Proposal. If a sufficient number of votes in favor of amending some or all of the Portfolio's restrictions are received from the investors in the Portfolio, such restrictions will be amended.

Vote Required to Approve Proposal 2

     Approval of the elimination or amendment of a restriction requires the affirmative vote of a majority of the outstanding voting securities of the Fund which term as used in this Proxy Statement means the vote of the lesser of (a) more than 50% of the outstanding shares of the Fund, or (b) 67% of the shares of the Fund present at the meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy at the meeting.

     The Trustees have considered various factors and believe that this Proposal will increase investment management flexibility and is in the best interests of the Fund's shareholders. If the Proposal is not approved, the Fund's present fundamental restrictions will remain in effect and a shareholder vote would be required before the Fund could engage in activities prohibited by a fundamental restriction.

     The Board of Trustees recommends that the Shareholders of the Fund vote in favor of the elimination or Amendment of the Fund's investment Restrictions as described in this Porposal 2.

                       NOTICE TO BANKS AND BROKER/DEALERS

     The Fund has previously solicited all Nominee and Broker/Dealer accounts as to the number of additional proxy statements required to supply owners of shares. Should additional proxy material be required for beneficial owners, please forward such requests to Eaton Vance Management, The Eaton Vance Building, 255 State Street, Boston, MA 02109, Attn: Proxy Coordinator.

                             ADDITIONAL INFORMATION

Auditors, Audit Fees and all other Fees

     Deloitte & Touche LLP ("Deloitte"), 200 Berkeley Street, Boston, MA 02116, serves as independent accountants of the Fund and the Portfolio. Deloitte is expected to be represented at the Special Meeting but, if not, a representative will be available by telephone should the need for consultation arise. Deloitte's representative will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions. For the Fund's most recent fiscal year ended September 30, 2002, the Fund and Portfolio paid an aggregate of $9,500 and $57,800, respectively, in audit fees and $6,270 and $4,920, respectively, in non-audit fees to Deloitte. Deloitte also provides services to other investment companies sponsored by Eaton Vance and serves as EVC's auditors. Total fees paid to Deloitte by EVC (and its affiliates) for EVC's fiscal year ended October 31, 2002 were $816,946. The
Audit Committee and Board of Trustees of the Fund are aware that Deloitte provides services to the Eaton Vance Organization and considered whether the provision of such services is compatible with the maintenance of that firm's independence.

Officers of the Trust and Portfolio

     The officers of the Trust and Portfolio and their length of service are set forth below. Because of their positions with Eaton Vance and their ownership of EVC stock, the officers of the Trust and the Portfolio benefit from the advisory fees paid by the Portfolio to BMR. Unless otherwise indicated, the positions listed under "Position(s) Held with the Trust and/or Portfolio" are held with both the Trust and the Portfolio.

                                 Position(s)     Term of Office
                             Held with the Trust  and Length of                          Principal Occupations
Name, Address and Age(1)       and/or Portfolio    Time Served                         During Past Five Years(2)
------------------------------------------------------------------------------------------------------------------------------------

Thomas J. Fetter                  President        Since 1993       Vice President of Eaton Vance and BMR.  Officer of 126
DOB: 8/20/43                                                        registered investment companies managed by Eaton Vance or BMR.

Robert B. MacIntosh             Vice President     Since 1993       Vice President of Eaton Vance and BMR.  Officer of 125
DOB: 1/22/57                                                        registered investment companies managed by Eaton Vance or BMR.

Thomas M. Metzold               Vice President     Since 1995       Vice President of Eaton Vance and BMR.  Officer of 9 registered
DOB: 8/3/58                    of the Portfolio                     investment companies managed by Eaton Vance or BMR.

Alan R. Dynner                     Secretary       Since 1997       Vice President, Secretary and Chief Legal Officer of BMR, Eaton
DOB: 10/10/40                                                       Vance, EVD, EV and EVC.  Officer of 191 registered investment companies managed by Eaton Vance or BMR.

Barbara E. Campbell              Treasurer of      Since 2002(3)    Vice President of Eaton Vance and BMR.  Officer of 191
DOB: 6/19/57                     the Portfolio                      registered investment companies managed by Eaton Vance or BMR.

James L. O'Connor                Treasurer of      Since 1989       Vice President of BMR, Eaton Vance and EVD.  Officer of 113
DOB: 4/1/45                       the Trust                         registered investment companies managed by Eaton Vance or BMR.

(1) The business address of each officer is The Eaton Vance Building, 255 State Street, Boston, MA 02109.
(2)  Includes both master and feeder funds in master-feeder structure.
(3)  Prior to 2002, Ms. Campbell served as Assistant Treasurer since 1993.

Investment Adviser, Administrator and Underwriter

     BMR serves as investment adviser to the Portfolio, as well as many of the other funds in the Eaton Vance Group of Funds. In addition, Eaton Vance serves as administrator to the Fund. EVD acts as the principal underwriter for the Fund and as placement agent for the Portfolio. The business address of Eaton Vance, BMR and EVD is The Eaton Vance Building, 255 State Street, Boston, MA 02109.

Proxy Solicitation and Tabulation

     The expense of preparing, printing and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of the Trust's Board of Trustees will be borne by the Fund. Proxies will be solicited by mail and may be solicited in person or by telephone, telegraph, facsimile or other electronic means by officers of the Trust, by personnel of Eaton Vance, by the Fund's transfer agent, PFPC Inc., by broker-dealer firms or by a professional solicitation organization. The Fund has retained D.F. King & Co., Inc. of New York, NY ("DF King") to assist in the solicitation of proxies, for which the Fund will pay an estimated fee of approximately $23,400 plus out-of-pocket expenses. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund's officers, by Eaton Vance personnel, by the transfer agent, PFPC Inc., by broker-dealer firms or by DF King, in person, or by telephone, by telegraph, by facsimile or other electronic means will be borne by the Fund. A written proxy may be delivered to the Fund or its transfer agent prior to the meeting by facsimile machine, graphic communication equipment or other electronic transmission. The Fund will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. Total estimated costs are $59,000.

     Shareholders may also choose to give their proxy votes by telephone using an automated telephonic voting system or through the Internet rather than return their proxy cards. Please see the proxy card for details. The Fund may arrange for Eaton Vance, its affiliates or agents to contact shareholders who have not returned their proxy cards and offer to have votes recorded by telephone. If the Fund records votes by telephone or over the Internet, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. If the enclosed proxy card is executed and returned, or an Internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the Fund, by the execution of a later-dated proxy card, by the Fund's receipt of a subsequent valid Internet or telephonic vote, or by attending the meeting and voting in person.

     All proxy cards solicited by the Board of Trustees that are properly executed and telephone and Internet votes that are properly delivered and received by the Secretary prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card with respect to a Proposal, it will be voted FOR the matters specified on the proxy card. For purposes of determining the presence or absence of a quorum and for determining whether sufficient votes have been received for approval of any matter to be acted upon at the meeting, abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting, but which have not been voted. Accordingly, abstentions and broker non-votes will assist the Fund in obtaining a quorum, but will have no effect on the outcome of the Proposals.

     If a quorum is not present at the meeting or if the quorum is present at the meeting, but sufficient votes by the shareholders of the Fund in favor of any Proposal set forth in the Notice of this meeting are not received by the meeting date, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Fund present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund as described above.

Shareholder Proposals

     Shareholders wishing to submit proposals for consideration at a subsequent shareholders' meeting should send their written proposals to: Secretary, Eaton Vance Group of Funds, The Eaton Vance Building, 255 State Street, Boston, MA 02109. Proposals must be received in advance of a proxy solicitation to be considered and the mere submission of a proposal does not guarantee inclusion in the proxy statement or consideration at the meeting. The Fund does not conduct annual meetings.

April 8, 2003

                                                                       Exhibit A

The following shows the changes to the Fund's fundamental investment restrictions that will be made if Proposal 2 is approved. Additions to a restriction appear in typeface that is bold and italicized; deletions appear in brackets.

The Fund may not:

(1) WITH RESPECT TO 75% OF ITS TOTAL ASSETS, INVEST [Purchase any security (other than U.S. Government securities) if such purchase, at the time thereof, would cause] more than 5% of [the] ITS total assets [of the Fund] (taken at CURRENT [market] value) [to be invested] in the securities of ANY ONE [a single] issuer, OR INVEST IN MORE THAN 10% OF THE OUTSTANDING VOTING SECURITIES OF ANY ONE ISSUER, EXCEPT OBLIGATIONS ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES AND EXCEPT SECURITIES OF OTHER INVESTMENT COMPANIES; [provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund;]

(2) Purchase ANY securities OR EVIDENCES OF INTEREST THEREIN on "margin," THAT IS TO SAY IN A TRANSACTION IN WHICH IT HAS BORROWED ALL OR A PORTION OF THE PURCHASE PRICE AND PLEDGED THE PURCHASED SECURITIES OR EVIDENCES OF INTEREST THEREIN AS COLLATERAL FOR THE AMOUNT SO BORROWED; [(but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;]

(3) [Make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 25% of the Fund's net assets (taken at current value) is held as collateral for such sales at anyone time. (The Fund will make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes);]

(4) [Purchase securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the total outstanding voting securities of such issuer to be held by the Fund; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund;]

(5) [Purchase securities issued by any other open-end investment company or investment trust; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund;]

(6) [Purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust or is a member, officer, director or trustee of any investment adviser of the Fund, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1 % of the shares or securities or both (all taken at market value) of such issuer and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities or both (all taken at market value);]

(7) ENGAGE IN THE UNDERWRITING OF SECURITIES; [Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933, or participate on a joint or a joint and several basis in any trading account in securities;]

(8) MAKE LOANS TO OTHER PERSONS EXCEPT BY (A) THE ACQUISITION OF DEBT SECURITIES AND MAKING PORTFOLIO INVESTMENTS, (B) ENTERING INTO REPURCHASE AGREEMENTS, (C) LENDING PORTFOLIO SECURITIES, AND (D) LENDING CASH CONSISTENT WITH APPLICABLE LAW; [Lend any of its funds or other assets to any person, directly or indirectly, except (i) through repurchase agreements and (ii) through the loan of a portfolio security. (The purchase of a portion of an issue of debt obligations, whether or not the purchase is made on the original issuance, is not considered the making of a loan);]

(9) Borrow money or ISSUE SENIOR SECURITIES EXCEPT AS PERMITTED BY THE 1940 ACT; [pledge its assets in excess of 1/3 of the value of its net assets (excluding the amount borrowed) and then only if such borrowing is incurred as a temporary measure for extraordinary or emergency purposes or to
     facilitate  the  orderly  sale  of  portfolio   securities  to  accommodate
     redemption  requests;   or  issue  securities  other  than  its  shares  of
     beneficial interest, except as appropriate to evidence indebtedness, including reverse repurchase agreements, which the Fund is permitted to incur. The Fund will not purchase securities while outstanding temporary bank borrowings exceed 5% of its total assets; provided, however, that the Fund may increase its interest in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund while such borrowings are outstanding. The deposit of cash, cash equivalents and liquid debt securities in a segregated account with the custodian and/or with a broker in connection with futures contracts or related options transactions and the purchase of securities on a "when-issued" basis is not deemed to be a pledge;]

(10) [Invest for the purpose of exercising control or management of other companies; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund;]

(11) BUY [Purchase] or sell real estate[,] (although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate), COMMODITIES OR COMMODITY CONTRACTS FOR THE PURCHASE OR SALE OF PHYSICAL COMMODITIES; OR

(12) [Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities;]

(13) [Buy investment securities from or sell them to any of the officers or Trustees of the Trust, its investment adviser or its underwriter, as principal; however, any such person or concerns may be employed as a broker upon customary terms; or]

(14) [Purchase  oil,  gas  or  other  mineral  leases  or  purchase  partnership
     interests  in  oil,  gas  or  other  mineral   exploration  or  development
     programs.]

(15) NOTWITHSTANDING THE INVESTMENT POLICIES AND RESTRICTIONS OF THE FUND, THE FUND MAY INVEST ITS INVESTABLE ASSETS IN ANOTHER OPEN-END MANAGEMENT INVESTMENT COMPANY WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS AS THE FUND; MOREOVER, SUBJECT TO TRUSTEE APPROVAL, THE FUND MAY INVEST ITS INVEST ABLE ASSETS IN TWO OR MORE OPEN-END MANAGEMENT INVESTMENT COMPANIES WHICH TOGETHER HAVE SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS AS THE FUND, TO THE EXTENT PERMITTED BY SECTION 12(D)(1)(G) OF THE 1940 ACT.

                                                                       Exhibit B

     As of February 28, 2003, the following record owner(s) of each class of the Fund held the share percentages indicated below, which were owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances. Beneficial owners of 25% or more of a class of the Fund are presumed to be in control of the class for purposes of voting on certain matters submitted to shareholders.

                                                                                Amount of Securities
                                                     Address                        and % Owned
                                                     -------                        -----------
Class A Shares
  Merrill Lynch, Pierce, Fenner & Smith, Inc.        Jacksonville, FL             2,175,676 (10.8%)
Class B Shares
  Merrill Lynch, Pierce, Fenner & Smith, Inc.        Jacksonville, FL            34,661,196 (22.3%)
Class C Shares
  Merrill Lynch, Pierce, Fenner & Smith, Inc.        Jacksonville, FL             4,600,387 (23.0%)
Institutional Shares
  Thomas M. Metzold*                                 Westwood, MA                   104,588 (49.1%)
  Walker Martin                                      Beverly, MA                     76,019 (35.7%)
  Alan R. Dynner*                                    Boston, MA                       17,480 (8.2%)
  Cornelius J. Sullivan                              Charlestown, MA                  11,100 (5.2%)

* Mr. Metzold is the Portfolio Manager and Vice President of the Portfolio and Mr. Dynner is Secretary of the Trust and Portfolio.


PROXY TABULATOR
P.O. BOX 9132
HINGHAM, MA  02043-9132


                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT
                    *** 3 EASY WAYS TO VOTE YOUR PROXIES ***

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
              VOTE BY TELEPHONE                           VOTE ON THE INTERNET                             VOTE BY MAIL
1) Read the Proxy Statement and have this     1) Read the Proxy Statement and have this    1) Read the Proxy Statement
   card at hand                                  card                                      2) If you want to vote use the Proxy Card
2) Call 1-800-690-6903                        2) Go to www.proxyweb.com/proxy                 on reverse
3) Enter CONTROL NUMBER shown at left and     3) Enter CONTROL NUMBER shown at left and    3) Return the card in the postage-paid
   follow the simple instructions                follow the simple instructions               envelope provided
4) Keep this card for your records            4) Keep this card for your records

*** CONTROL NUMBER: 999 999 999 999 99 ***

EATON VANCE NATIONAL MUNICIPALS FUND
                                                 SPECIAL MEETING OF SHAREHOLDERS
                                                                    JUNE 6, 2003
                                  PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES
The undersigned holder of shares of beneficial interest of the above-referenced Fund (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS E. FAUST JR., and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, June 6, 2003 at 1:30 P.M., Eastern Standard Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.


                                        Dated:__________________

                                PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN
                                          IN THE ACCOMPANYING ENVELOPE.
                                NO POSTAGE REQUIRED IF MAILED IN THE U.S.

                                ________________________________________________
                                Signature(s):                  (Sign in the Box)

                    Note: Please sign this proxy as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                                                           EATON VANCE PROXY/NMF


WHEN THIS PROXY IS  PROPERLY  EXECUTED,  THE SHARES  REPRESENTED  HEREBY WILL BE
VOTED AS SPECIFIED.  IF NO  SPECIFICATION  IS MADE, THIS PROXY WILL BE VOTED FOR
THE PROPOSALS SET FORTH BELOW AND IN THE  DISCRETION OF THE PROXIES WITH RESPECT
TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL  MEETING AND ANY
ADJOURNMENTS  THEREOF. THE UNDERSIGNED  ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING
NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

Please  fill in  box(es)  as shown  using  black or blue ink or number 2 pencil.
PLEASE DO NOT USE FINE POINT PENS. [X]

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:
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
1. To elect as Trustee the following nominees:                                                   FOR all              WITHHOLD
   (01) Jessica M. Bibliowicz, (02) James B. Hawkes, (03) Donald R. Dwight,                   Nominees Listed       authority to
   (04) Samuel L . Hayes, III, (05) William H. Park, (06) Norton H. Reamer,                 (except as noted at     vote for all
   (07) Lynn A. Stout                                                                             left)            nominees listed
                                                                                                   [ ]                   [ ]

     ___________________________________________________________________________
     INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's number on the line above.

                                                                                             FOR        AGAINST         ABSTAIN
2(a) To amend the Fund's restriction on issuer diversification.                              [ ]          [ ]            [ ]  2(a)
2(b) To amend the Fund's restriction relating to purchases on margin.                        [ ]          [ ]            [ ]  2(b)
2(c) To eliminate the Fund's restriction on short sales.                                     [ ]          [ ]            [ ]  2(c)
2(d) To eliminate the Fund's restriction on purchasing more than 10% of the voting           [ ]          [ ]            [ ]  2(d)
     securities of any issuer.
2(e) To eliminate the Fund's restriction on investing in other investment companies.         [ ]          [ ]            [ ]  2(e)
2(f) To eliminate the Fund's restriction on investing in issuers that have common            [ ]          [ ]            [ ]  2(f)
     trustees, officers or shareholders with the Fund.
2(g) To amend the Fund's restriction on underwriting and joint trading.                      [ ]          [ ]            [ ]  2(g)
2(h) To amend the Fund's restriction on lending.                                             [ ]          [ ]            [ ]  2(h)
2(i) To amend the Fund's restriction on borrowing.                                           [ ]          [ ]            [ ]  2(i)
2(j) To eliminate the Fund's restriction on investing for control                            [ ]          [ ]            [ ]  2(j)
2(k) To amend the Fund's restriction on investing in real estate.                            [ ]          [ ]            [ ]  2(k)
2(l) To eliminate the Fund's restriction on investing in physical commodities.               [ ]          [ ]            [ ]  2(l)
2(m) To eliminate the Fund's restriction on transactions with certain affiliates.            [ ]          [ ]            [ ]  2(m)
2(n) To eliminate the Fund's restriction on investments relating to oil, gas, or             [ ]          [ ]            [ ]  2(n)
     other mineral leases.
2(o) To approve a new investment restriction relating to investing in investment             [ ]          [ ]            [ ]  2(o)
     companies.
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NOTE ADDRESS CHANGE:  ______________________________
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                          PLEASE SIGN ON REVERSE SIDE

                                                                             EVD